FundX Global Equity ETF — ONEX
FundX Future Fund Opportunities ETF — FFOX
(together, the "Funds")

Supplement dated August 14, 2024 to the
Prospectus and Statement of Additional Information (“SAI”)
dated August 14, 2024

This supplement is being filed to inform shareholders that shares of the Funds are currently not available for purchase.
Please contact the Funds at 1-866-455‑FUND [3863] or your financial advisor if you have questions or need assistance.

Please retain this Supplement with your Prospectus and SAI dated August 14, 2024 for future reference. These documents are available upon request and without charge by calling the Fund at 1-866-455‑FUND [3863].

Please retain this Supplement with the Prospectus and SAI.